Exhibit 10.56

LESSOR	MASTER EQUIPMENT LEASE AGREEMENT

[GRAPHIC]	MASTER LEASE AGREEMENT NO. __________

Lease Agreement made this                      day of                     ,                      between COLONIAL PACIFIC LEASING CORPORATION, dba. GE CAPITAL COLONIAL PACIFIC LEASING (“Lessor”) with a place of business located at 13010 SW 68th Parkway, Portland, Oregon 97223 and Shells Seafood Restaurants, Inc. (“Lessee”) having its principal place of business located at 16313 North Dale Mabry, Suite 100, Tampa, FL 33618.

1. LEASE AGREEMENT. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor all of the personal property (“Equipment”) described in Equipment Lease Schedule(s), which are or may from time to time be executed by Lessor and Lessee and attached hereto or incorporated herein by reference (“Schedules”), upon the terms and conditions set forth in this Lease, as supplemented by the terms and conditions set forth in the appropriate Schedule(s) identifying such items of Equipment. All terms and conditions of this Lease shall govern the rights and obligations of Lessor and Lessee except as specifically modified in writing, Whenever reference is made herein to the “Lease”, it shall be deemed to include each of the various Schedules identifying all items of Equipment all of which constitute one undivided Lease of the Equipment and the terms and conditions of which arc incorporated herein by reference.

2. SELECTION OF EQUIPMENT; ACCEPTANCE. Lessee will select the type, quantity and supplier of each item of Equipment designated in the appropriate Schedule, and in reliance thereon such Equipment will then be ordered by Lessor from such supplier or Lessor will accept an assignment of any existing purchase order therefore. Lessor will have no liability for any delivery or failure by the supplier to fill the purchase order or to meet the conditions thereof. Lessee acknowledges that Lessor has not participated and will not participate in any way in Lessee’s selection of the Equipment or of the supplier, Lessee agrees to inspect the Equipment and to execute an Acknowledgment and Acceptance of Equipment by Lessee notice, as provided by Lessor, after the Equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in this Lease serial numbers or other identifying data with respect to the Equipment.

3. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. LESSOR, NOT BEING THE MANUFACTURER OF THE EQUIPMENT NOR THE MANUFACTURER’S AGENT, MAKES NO EXPRESS OR IMPLIED WARRANTY OF ANY KIND WHATSOEVER WITH RESPECT TO THE EQUIPMENT, INCLUDING, BUT NOT LIMITED TO, THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE; THE DESIGN OR CONDITION OF THE EQUIPMENT; THE QUALITY Y2K COMPLIANCE OR CAPACITY OF THE EQUIPMENT; THE WORKMANSHIP IN THE EQUIPMENT; COMPLIANCE OF THE EQUIPMENT WITH THE REQUIREMENT OF ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING THERETO: PATENT INFRINGEMENT; OR LATENT DEFECTS. LESSEE LEASES THE EQUIPMENT “AS IS” AND WITH ALL FAULTS. Lessee accordingly agrees not to assert any claim whatsoever against Lessor for loss of anticipatory profits or consequential damages. Lessor shall have no obligation to install, erect, test, service, or maintain the Equipment. Lessee shall look to the manufacturer and/or seller for any claims related to the Equipment.

If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason, regardless of cause or consequence, Lessee’s only remedy, if any, shall be against the supplier or manufacturer of the Equipment and not against Lessor.

Lessor hereby acknowledges that any manufacturer’s and/or seller’s warranties are for the benefit of both Lessor and Lessee. NOTWITHSTANDING THE FOREGOING, LESSEE’S OBLIGATIONS TO PAY THE RENTALS OR OTHERWISE UNDER THIS LEASE SHALL BE AND ARE ABSOLUTE AND UNCONDITIONAL. To the extent permitted by the manufacturer or seller, and provided Lessee is not in default under this Lease, Lessor shall make available to Lessee all manufacturer and/or seller warranties with respect to Equipment.

Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purposes and not for personal, family, or household purposes.

The parties have specifically negotiated and agreed to the foregoing section 3:	Lessee Initials:	/s/Warren R. Nelson

4. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code as adopted in Oregon. Lessee acknowledges and agrees that Lessee has selected both (1) the Equipment; and (2) the supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee’s selection of the Equipment or of the supplier, and Lessor has not selected, manufactured, or supplied the Equipment.

LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR’S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

5. ASSIGNMENT BY LESSEE PROHIBITED. WITHOUT LESSOR’S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OR ANY INTEREST THEREIN, OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY.

6. COMMENCEMENT; RENTAL PAYMENTS; INTERIM RENTALS. This Lease shall commence upon the written acceptance hereof by Lessor and shall end upon full performance and observance by Lessee of each and every term, condition and covenant set forth in this Lease, any Schedules hereto and any extensions hereof. Rental payments shall be in the amounts and frequency as set forth on the face of this Lease or any Schedules hereto. In addition to regular rentals, Leasee shall pay to Lessor interim rent for the use of the Equipment prior to the due date of the first payment. Interim rent shall be in an amount equal to 1/30th of the monthly rental, multiplied by the number of days elapsing between the date on which the Equipment is accepted by Lessee and the commencement date of this Lease, together with the number of days elapsing between commencement of the Lease and the due date of the first payment. The payment of interim rent shall be due and payable upon Lessee’s receipt of invoice from Lessor. The rental period under the Lease shall terminate following the last day of the term stated on the face hereof or in any Schedule hereto unless such Lease or Schedule has been extended or otherwise modified. Lessor shall have no obligation to Lessee under this Lease if the Equipment, for whatever reason, is not delivered to Lessee within ninety (90) days after Lessee signs this Lease. Lessor shall have no obligation to Lessee under this Lease if Lessee fails to execute and deliver to Lessor an Acknowledgement and Acceptance of Equipment by Lessee acknowledging its acceptance of the Equipment within thirty (30) days after it is delivered to Lessee, with respect to this Lease or any Schedule hereto.

7. SECURITY DEPOSIT. As security for the prompt and full payment of rent, and the faithful and timely performance of all provisions of this Lease, and any extensions or renewals thereof, Lessee shall pledge and deposit with Lessor the security amount set forth in the section shown as “Security Deposit” on each respective Schedule. In the event any default shall be made in the performance of any of Lessee’s obligations under this Lease, Lessor shall have the right, but shall not be obligated, to apply said security to the curing of such default. Within 15 days after Lessor mails notice to Lessee that Lessor has applied any portion of the Security Deposit to the curing of any default, Lessee shall restore said Security Deposit to the full amount set forth in the Schedules. On the expiration or earlier termination of each Schedule to this Lease, or any extension or renewal thereof, provided Lessee has paid all of the rent herein called for and fully performed all other provisions of this Lease with respect to such schedule, Lessor will return to Lessee any then remaining balance of the Security Deposit with respect to such Schedule, without interest. Said Security Deposit may be commingled with Lessor’s other funds.

8. LIMITED PREARRANGED AMENDMENTS; AUTHORIZATION; SPECIFIC POWER OF ATTORNEY. In the event it is necessary to amend the terms of this Lease or the terms of any Schedule to reflect a change in one or more of the following conditions:

(1)	Lessor’s actual cost of procuring the Equipment; or

(2)	Lessor’s actual cost of providing Equipment to Lessee; or

(3)	A change in the Lease payments as a result of (1) and/or (2) above; or

(4)	Description of the leased Equipment,

Lessee agrees that any such amendment shall be described in a letter from Lessor to Lessee, and unless within 15 days after the date of such letter Lessee objects thereto in a writing delivered to Lessor, this Lease and any affected Schedules shall be deemed amended and such amendments shall be incorporated herein/therein as if originally set forth herein/therein.

Lessee authorizes Lessor or its designee to file a Uniform Commercial Code financing statement without Lessee’s signature, in form and content and from time to time as Lessor deems proper, listing Lessee as Lessee or Debtor. Lessee further grants to Lessor a specific power of attorney for Lessor to sign, endorse or negotiate for Lessor’s benefit any instrument representing proceeds from any policy of insurance covering the Equipment.

9. LESSEE’S REPRESENTATION. Lessee represents that its exact legal name, state of incorporation, location of its chief executive office and/or its place of residence as applicable, have been correctly identified to Lessor.

10. USE; EQUIPMENT LOCATION. Lessee shall use the Equipment in a careful manner, shall make all necessary repairs at Lessee’s expense, and shall comply with all laws relating to its possession, use or maintenance, and shall not make any alterations, additions or improvements to the Equipment without Lessor’s prior written consent. All additions, repairs or improvements made to the Equipment shall belong to Lessor. The Equipment shall be kept at the location specified above, or, if none is specified, at Lessee’s address as set forth above and shall not be removed without Lessor’s prior written consent.

11. OWNERSHIP; PERSONALITY. The Equipment is, and shall remain, the property of Lessor, and Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease. The Equipment shall remain personal property even though installed in or attached to real property.

12. SURRENDER. By this Lease, Lessee acquires no ownership rights in the Equipment and has no option to purchase same. Upon the expiration or termination of any Schedule or this Lease, or in the event of a default pursuant to Paragraph 20 hereof, Lessee, at its expense, shall return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place as Lessor may specify.

13. RENEWAL. At the expiration of the term set forth in each Schedule, Lessee shall return the Equipment subject to said Schedule in accordance with Paragraph 12 hereof. At Lessor’s option, this Lease, with respect to each Schedule, may be continued on a month-to-month basis until 30 days after Lessee returns the Equipment subject to the Schedule to Lessor. In the event that the Lease, with respect to a Schedule, is so continued, Lessee shall pay to Lessor rentals in the same periodic amounts as indicated under “Rental” on the Schedule.

14. LOSS AND DAMAGE. Lessee shall bear the entire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever, and no loss, theft, damage or destruction of the Equipment shall relieve Lessee of the obligation to pay rent or to comply with any other obligation under this Lease.

In the event of damage to any item of Equipment, Lessee shall immediately place the same in good repair at Lessee’s expense. If Lessor determines that any item of Equipment is lost, stolen, destroyed or damaged beyond repair, Lessee shall at Lessee’s option do one of the following:

(a) Replace the same with like Equipment in good repair, acceptable to Lessor, or

(b) Pay Lessor in cash the following: (i) all amounts due by Lessee to Lessor with respect to all affected Schedules up to the date of the loss; (ii) the unpaid balance of the total rent for the remaining term of the affected Schedules attributable to said item, reduced to present value at a discount rate of 6% as of the date of the loss; and (iii) the Lessor’s estimate as of the time this Lease was entered into of Lessor’s residual interest in the Equipment, discounted to present value at a discount rate of 9% as of the date of the loss. Upon Lessor’s receipt of payment as set forth above, Lessee shall be entitled to the Equipment, without any warranties. If insurance proceeds are used to fully comply with this subparagraph, the balance of any such proceeds shall go to Lessee to compensate for loss of use of the Equipment for the remaining term of the Lease.

LESSEE HAS READ AND AGREES TO ALL ITEMS ON THIS PAGE 2 OF 4	/s/ Warren R. Nelson

Initials

15. INSURANCE; LIENS; TAXES. Lessee shall provide and maintain insurance against loss, theft, damage or destruction of the Equipment in an amount not less than the full replacement value of the Equipment, with loss payable to Lessor Lessee shall also provide and maintain comprehensive general all-risk liability insurance, including but not limited to product liability coverage, insuring Lessor and Lessee with a severability of interest endorsement or its equivalent, against any and all loss or liability for damages either to persons or property or otherwise, which might result from or happen in connection with the condition, use or operation of the Equipment, with such limits and with an insurer as are satisfactory to Lessor. Each policy shall expressly provide that said insurance as to Lessor and its assigns shall not be invalidated by any act, omission or neglect of Lessee and cannot be canceled without 30 days written notice to Lessor. As to each policy, Lessee shall furnish to Lessor a certificate of insurance from the insurer, which certificate shall evidence the insurance coverage required by this Paragraph and shall designate Lessor as loss payee and/or additional insured. Lessor shall have no obligation to ascertain the existence or adequacy of insurance, or to provide any insurance coverage for the Equipment or for Lessee’s benefit.

Lessee shall keep the Equipment free and clear of all levies, liens, and encumbrances. Lessee shall be responsible for all taxes and fees (local, state and federal) which may now or hereafter be placed on the leasing, rental, sale, possession or use of the Equipment, excluding however, all taxes on or measured by Lessor’s net income. With respect to personal property taxes, if the purchase option set forth herein is $1.00, or if lessee is required to purchase the Equipment at the conclusion of the rental payments, Lessee shall file any required personal property tax returns and shall provide Lessor with proof of payment. If the purchase option is other than as described in the previous sentence. Lessor shall pay personal property tax and bill Lessee for reimbursement. If Lessor is billed for such charges or taxes or if Lessee falls to pay such charges or taxes. Lessor shall make payment, shall notify Lessee of Such payment, and Lessee shall repay to Lessor the amount thereof with 15 days after such notice is mailed to Lessee.

If Lessee fails to procure or maintain said insurance or to pay said charges or taxes, Lessor shall have the right, but shall not be obligated, to effect such insurance, or pay such charges or taxes. In that event, Lessor shall notify Lessee of such payment and Lessee shall repay to Lessor the cost thereof within 15 days after such notice is mailed to Lessee.

16. INDEMNITY. Lessee shall indemnify Lessor against any claims, actions, damages or liabilities, including all attorney fees, arising out of or connected with the Equipment, without limitation. Such indemnification shall survive the expiration, cancellation or termination of this Lease. Lessee waives any immunity Lessee may have under any industrial insurance act with regard to indemnification of Lessor.

17. ASSIGNMENT BY LESSOR. Any assignee of Lessor shall have all of the rights but none of the obligations or Lessor under this Lease. Lessee shall recognize and hereby consents to any assignment of this Lease by Lessor, and Lessee shall not assert against the assignee any defense, counterclaim or set-off that Lessee may have against Lessor. Subject to the foregoing, this Lease insures to the benefit of and is binding upon the heirs, devisees, personal representatives, survivors, successors in interest and assigns of the parties hereto.

18. SERVICE CHARGES; INTEREST. If Lessor does not receive any payment required by this Lease within three (3) days of the due date thereof, or such greater time period as required by applicable law, Lessee shall pay to Lessor, as a charge for servicing of a delinquent account and not as a penalty, a charge of ten percent (10%) of the amount due or $22, whichever is greater, or such lesser amount equal to the maximum allowable under applicable law for such charges. No more than one such service charge shall be made on any delinquent payment regardless of the length of the delinquency. In addition to the foregoing service charge. Lessee shall pay to Lessor a $100 default fee with respect to any payment which becomes thirty (30) days past due. In addition, Lessee shall pay to Lessor any actual additional expenses incurred by Lessor in collection efforts, including but not limited to long-distance telephone charges and travel expenses.

Further, Lessee shall pay to Lessor interest on any delinquent payment or amount due under this Lease from the due date thereof until paid, at the lesser of the maximum rate of interest allowed by law or 18% per annum.

19. TIME OF ESSENCE. Time is of the essence of this Lease, and this provision shall not be impliedly waived by the acceptance on occasion of late or defective performance.

20. DEFAULT. Lessee shall be in default of this Lease if:

(a) Lessee shall fail to make any payment due under the terms of this Lease for a period of 10 days from the due date thereof; or

(b) Lessee shall fail to observe, keep or perform any other provision of this Lease, and such failure shall continue for a period of 10 days; or

(c) Lessee has made any misleading or false statement, or representation in connection with application for or performance of this Lease; or

(d) The Equipment or any part thereof shall be subject to any lien, levy, seizure, assignment, transfer, bulk transfer, encumbrance, application, attachment, execution, sublease, or sale without prior written consent of Lessor, or if Lessee shall abandon the Equipment or permit any other entity or person to use the Equipment without the prior written consent of Lessor; or

(e) Lessee dies or ceases to exist; or

(f) Lessee changes its name, state of incorporation, chief executive office and/or place of residence without providing Lessor with 30 days written notice of such change;

(g) Lessee defaults on any other agreement it has with Lessor; or

(h) Any guarantor of this Lease defaults on any obligation to Lessor, or any to the above-listed events of default occur with respect to any guarantor, or any such guarantor files or has filed against it a petition under the bankruptcy laws.

21. REMEDIES. If Lessee is in default, Lessor, with or without notice to Lessee, shall have the right to exercise any one or more of the following remedies, concurrently or separately and without any election of remedies being deemed to have been made;

(a) Lessor may enter upon Lessee’s premises and without any court order or other process of law may repossess and remove the Equipment, or render the Equipment unusable without removal, either with or without notice to Lessee. Lessee hereby waives any trespass or right of action for damages by reason of such entry, removal or disabling. Any such repossession shall not constitute a termination of this Lease;

(b) Lessor may require Lessee, at its expense, to return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place as Lessor may specify;

(c) Lessor may cancel or terminate this Lease and may retain any and all prior payments paid by Lessee;

(d) Lessor may declare all sums due and to become due under this Lease immediately due and payable, including as to any or all items of Equipment, without notice or demand to Lessee;

(e) Lessor may re-lease the Equipment to any third party, without notice to Lessee, upon such terms and conditions as Lessor alone shall determine, or may sell the Equipment without notice to Lessee, at private or public sale, at which sale Lessor may be the purchaser;

(f) Lessor may sue for and recover from Lessee the sum of all unpaid rents and other payments due under this Lease then accrued, plus all accelerated future payments due under this Lease, reduced to their present value using a discount rate of 6% as of the date of default, plus Lessor’s estimate at the time this Lease was entered into of Lessor’s residual interest in the Equipment, reduced to present value at a discount rate of 6%, as of the date of default, less the net proceeds of disposition, if any, of the Equipment;

(g) To pursue any other remedy available at law, by statute or equity.

No right or remedy conferred upon or reserved to Lessor is exclusive of any other right or remedy herein, or by law or by equity provided or permitted, but each shall be cumulative of every other right or remedy given herein or now or hereafter existing by law or equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time. No single or partial exercise by Lessor of any right or remedy hereunder shall preclude any other or further exercise of any other right or remedy.

LESSEE HAS READ AND AGREES TO ALL ITEMS ON THIS PAGE 3 OF 4	/s/ Warren R. Nelson

Initials

22. MULTIPLE LESSEES. Lessee and each of them are jointly and severally responsible and liable to Lessor under this Lease, Lessor may, with the consent of any one of the Lessees hereunder, modify, extend or change any of the terms hereof without consent or knowledge of the others, without in any way releasing, waiving or impairing any right granted to Lessor against the others.

23. EXPENSE OF ENFORCEMENT. In the event of any legal action with respect to this Lease, the prevailing party in any such action shall be entitled to reasonable attorney fees, including attorney fees incurred at the trial level, including action in bankruptcy court, on appeal or review, or incurred without action, suits or proceedings, together with all costs and expenses incurred in pursuit thereof.

24. MISCELLANEOUS.

(1) LESSEE HEREBY ACKNOWLEDGES THAT THIS LEASE IS NONCANCELABLE FOR THE ORIGINAL RENTAL TERM SET FORTH IN EACH SCHEDULE.

(2) LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER NOR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER IS AN AGENT OF LESSOR. NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY A BROKER OR SUPPLIER OR ANY SALESMAN, BROKER OR AGENT OF ANY BROKER OR SUPPLIER SHALL IN ANY WAY AFFECT LESSEE’S DUTY TO PAY THE RENTALS AND TO PERFORM LESSEE’S OBLIGATIONS SET FORTH IN THIS LEASE.

(3) Lessee authorizes Lessor, its successors, assigns and potential assigns, to obtain a personal credit profile from a national credit bureau for purposes of update, renewal or extension of credit and for reviewing or collecting this Lease.

(4) Any notices required by this Lease or the UCC shall be deemed to be delivered when a record properly directed to the intended recipient has been (a) deposited with US Postal Service, (b) transmitted by facsimile, (c) transmitted through the internet, or (d) has been personally delivered.

25. SEVERABILITY. This Lease is intended to constitute a valid and enforceable legal instrument. In the event any provision hereof is declared invalid, such provision will be deemed severable from the remaining provisions of this Lease, all of which will remain in full force and effect.

26. ENTIRE AGREEMENT; WAIVER. This instrument and the Schedules executed by Lessor and Lessee constitute the entire agreement between Lessor and Lessee with respect to the Equipment and the subject matter of this Lease. No provision of this Lease shall be modified unless in writing signed by an authorized representative of Lessor. Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver of any other instance.

Lessee initials:         /s/    Warren R. Nelson

27. CHOICE OF LAW; JURISDICTION IN OREGON. This Lease shall not be effective until signed by Lessor at its office in Portland, Oregon. This Lease shall be considered to have been made in the State of Oregon and shall be interpreted in accordance with the laws and regulations of the State of Oregon.

Lessor agrees to jurisdiction in the State of Oregon in any action, suit or proceeding arising out of this Lease, and concedes that it, and each of them, transacted business in the State of Oregon by entering into this Lease. In the event of legal action to enforce this Lease, Lessee agrees that venue may be laid in Washington County, Oregon.

Lessee initials:         /s/    Warren R. Nelson

LESSEE: Shells Seafood Restaurants, Inc.			LESSOR: COLONIAL PACIFIC LEASING CORPORATION

/s/Warren R. Nelson	Date	11-8-02	Date

Warren R. Nelson C.F.O

Date

Date

Date

Date

EXHIBIT “A”

The following Exhibit “A” is attached to and made a part of

GE Capital Colonial Pacific Leasing Lease #                    .

SUPPLIER OF EQUIPMENT:	PINNACLE HOSPITALITY SYSTEMS 2001 W. CYPRESS CREEK ROAD FT. LAUDERDALE, FL 33309 (800) 771-7100

EQUIPMENT LOCATION: Shells Store #14, 221, S. Semoran Blvd., Winter Park, FL 32792 (407)865-6667

STORE #14 EQUIPMENT DESCRIPTION:

5	-	Book Size PC Work Station 1Ghz celeron, 128MB, 20GB H/D, No O/S

5	-	Mini Mag 1 & 2 Track PS/2 Cardreader, Ivory

1	-	5 Terminal RDC 16Bit to 32Bit Relicense, Full Version Upgrade, Microsoft Windows 2000 Professional Client License, 5 Pak

1	-	SMC B Port 10/100 Switch with Uplink, (13) 10 Base T Patch cable 6Ft W/Ends

1	-	4 Port RCS Remote Printer

Including Installation

EQUIPMENT LOCATION: Shells Store #47, 11825 Pines Blvd., Pembroke Pines, FL 33026 (954)436-4667

STORE #47 EQUIPMENT DESCRIPTION:

5	-	Book Size PC Work Station 1Ghz Celeron, 128MB, 20GB H/D, No O/S

5	-	Mini Mag 1 & 2 Track PS/2 Cardreader, Ivory

1	-	5 Terminal RDC 16Bit to 32Bit Relicense, Full Version Upgrade, Microsoft Windows 2000 Professional Client License, 5 Pak

1	-	SMC B Port 10/100 Switch with Uplink, (13) 10 Base T Patch Cable 6Ft W/Ends

1	-	4 Port RCS Remote Printer

Including Installation

EQUIPMENT LOCATION: Shells Store #37, 4606 S. Cleveland Ave. Ft. Myers, FL33907 (941)278-9011

STORE #37 EQUIPMENT DESCRIPTION:

5	-	Book Size PC Work Station 1Ghz Celeron, 128MB, 20GB H/D, No O/S

5	-	Mini Mag 1 & 2 Track PS/2 Cardreader, Ivory

1	-	5 Terminal RDC 16Bit to 32Bit Relicense, Full Version, Upgrade, Microsoft Windows 2000 Professional Client License, 5 Pak

1	-	SMC B Port 10/100 Switch with Uplink, (11) 10 Base T Patch Cable 6Ft W/Ends

1	-	4 Port RCS Remote Printer

Including Installation

LESSOR: GE Capital Colonial Pacific Leasing

BY:	DATE:

LESSEE: Shells Seafood Restaurants, Inc.

BY:	/s/ Warren R. Nelson	DATE:	11 - 8 - 02

Warren R. Nelson, C.F.O.

BY:		DATE:

Page 1 of 3 pages.

EXHIBIT “A”

The following Exhibit “A” is attached to and made a part of

GE Capital Colonial Pacific Leasing Lease #                    .

EQUIPMENT LOCATION: Shells Store #48, 2015 Okeechobee Blvd., West Palm Beach, FL 33409 (561)616-0667

STORE #48 EQUIPMENT DESCRIPTION:

6	-	Book Size PC Work Station 1Ghz Celeron, 128MB, 20GB H/D, No O/S

6	-	Mini Mag 1 & 2 Track PS/2 Cardreader, Ivory

1	-	6 Terminal RDC 16Bit to 32Bit Relicense, Full Version Upgrade, (2) Microsoft Windows 2000 Professional Client License, 5 Pak

1	-	SMC 8 Port 10/100 Switch with Uplink, (13) 10 Base T Patch Cable 6Ft W/Ends

1	-	4 Port RCS Remote Printer

Including Installation

EQUIPMENT LOCATION: Shells Store #5, 852 Lee Road, Orlando, FL 32810 (407)628-3968

STORE #5 EQUIPMENT DESCRIPTION:

4	-	Book Size PC Work Station 1Ghz Celeron, 128MB, 20GB H/D, No O/S

4	-	Mini Mag 1 & 2 Track PS/2 Cardreader, Ivory

1	-	6 Terminal RDC 16Bit to 32Bit Relicense, Full Version Upgrade, (2) Microsoft Windows 2000 Professional Client License, 5 Pak

1	-	SMC 8 Port 10/100 Switch with Uplink, (13) 10 Base T Patch Cable 6Ft W/Ends

1	-	4 Port RCS Remote Printer

Including Installation

EQUIPMENT LOCATION: Shells Store #44, 2000 S. University Dr., Davie, FL 33324 (954)473-2044

STORE #44 EQUIPMENT DESCRIPTION:

4	-	Book Size PC Work Station 1Ghz Celeron, 128MB, 20GB H/D, No O/S

4	-	Mini Mag 1 & 2 Track PS/2 Cardreader, Ivory

1	-	5 Terminal RDC 16Bit to 32Bit Relicense, Full Version Upgrade, (2) Microsoft Windows 2000 Professional Client License, 5 Pak

1	-	SMC 8 Port 10/100 Switch with Uplink, (11) 10 Base T Patch Cable 6Ft W/Ends

1	-	4 Port RCS Remote Printer

Including Installation

EQUIPMENT LOCATION: Shells Store #20, 200 S. Atlantic, Daytona Beach, FL 32118 (954)473-2044

STORE #20 EQUIPMENT DESCRIPTION:

6	-	Book Size PC Work Station 1Ghz Celeron, 128MB, 20GB H/D, No O/S

6	-	Mini Mag 1 & 2 Track PS/2 Cardreader, Ivory

1	-	6 Terminal RDC 16Bit to 32Bit Relicense, Full Version Upgrade, (2) Microsoft Windows 2000 Professional Client License, 5 Pak

1	-	SMC 8 Port 10/100 Switch with Uplink, (13) 10 Base T Patch Cable 6Ft W/Ends

1	-	4 Port RCS Remote Printer

Including Installation

LESSOR: GE Capital Colonial Pacific Leasing

BY:	DATE:

LESSEE: Shells Seafood Restaurants, Inc.

BY:	/s/ Warren R. Nelson	DATE:	11-8-02

Warren R. Nelson, C.F.O.

BY:		DATE:

Page 2 of 3 pages.

EXHIBIT “A”

The following Exhibit “A” is attached to and made a part of

GE Capital Colonial Pacific Leasing Lease #

EQUIPMENT LOCATION: Shells Store #28, 7390 SW 117th Ave., Miami, FL 33183 (305)274-5552

STORE #28 EQUIPMENT DESCRIPTION:

5	-	Book Size PC Work Station 1Ghz Celeron, 128MB, 20GB H/D, No O/S

5	-	Mini Mag 1 & 2 Track PS/2 Cardreader, Ivory

1	-	5 Terminal RDC 16Bit to 32Bit Relicense, Full Version Upgrade, Microsoft Windows 2000 Professional Client License, 5 Pak

1	-	SMC 8 Port 10/100 Switch with Uplink, (11) 10 Base T Patch Cable 6Ft W/Ends

1	-	4 Port RCS Remote Printer Including Installation

EQUIPMENT LOCATION: Shells Store #17, 3200 East Bay Dr. Holmes Beach, FL 34217 (941)778-5597

STORE #17 EQUIPMENT DESCRIPTION:

7	-	Book Size PC Work Station lGhz Celeron, 128MB, 20GB H/D, No O/S

1	-	Book Size PC Work Station 1Ghz Celeron, 128MB, 20GB H/D, No O/S w/Multi media kit

7	-	Mini Mag 1 & 2 Track PS/2 Cardreader, Ivory

1	-	6 Terminal RDC 16Bit to 32Bit Relicense, Full Version Upgrade, (2) Microsoft Windows 2000 Professional Client License, 5 Pak

1	-	SMC 16 Port 10/100 Switch with Uplink, (13) 10 Base T Patch Cable 6Ft W/Ends

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LESSOR: GE Capital Colonial Pacific Leasing

BY:	DATE: __________

LESSEE: Shells Seafood Restaurants, Inc.

BY:	/s/ Warren R. Nelson	DATE: 11-8-02

Warren R. Nelson, C.F.O.

BY:		DATE: __________

Page 3 of 3 pages.

[GRAPHIC]		LEASE SCHEDULE

MASTER EQUIPMENT LEASE AGREEMENT NO.

LEASE SCHEDULE NO.

BETWEEN Colonial Pacific Leasing Corporation, dba GE Capital Colonial Pacific Leasing (LESSOR) and Shells Seafood Restaurants, Inc. (LESSEE).

1.	DESCRIPTION OF EQUIPMENT

Quantity	Item	Model/Serial No.
SEE ATTACHED EXHIBIT “A”

2.	EQUIPMENT LOCATION: The above Equipment is to be located and delivered to Lessee’s premises at SEE ATTACHED EXHIBIT “A” .

3.	RENTAL TERM: 36 months.

4.	RENTAL; The first payment in the amount of $1,992.49 (plus applicable tax) is due ___, ___. Subsequent rental payments will be in the same amount and due on the same day monthly (monthly, quarterly, etc.) thereafter.

5.	NUMBER AND AMOUNT OF ADVANCE RENTAL PAYMENTS: NUMBER: 1@ $1,992.49.

6	SECURITY DEPOSIT: $1,992.49.

7.	EQUIPMENT COST: $59,931.85.

8.	THIS SCHEDULE AND ITS TERMS AND CONDITIONS ARE HEREBY INCORPORATED BY REFERENCE IN THE ABOVE MASTER EQUIPMENT LEASE AGREEMENT. LESSEE PERMITS LESSOR TO INSERT MODEL AND SERIAL NUMBERS OF EQUIPMENT WHEN DETERMINED BY LESSOR.

LEASE CHARGE RATE. Lessee is aware that the Equipment may be purchased from Lessor for cash (“Equipment Cost”) or it may be leased from Lessor. By signing this Lease, Lessee acknowledges that it has chosen to lease the Equipment from Lessor for the Lease Term and it, agrees to pay rent to the Lessor, If this Lease provides for any payment option other than a Fair Market Value payment option, each rental payment includes a principal amount based on the Equipment Cost and the lease charge rate. The lease charge rate can be determined by applying to the Equipment Cost the rate which will amortize the Equipment Cost to the Purchase Option Amount, by payment of the rental payments and any interim rent over the Lease Term. Lessee and Lessor intend to comply with all applicable laws. If it is determined that rental payments under this Lease result in an interest payment higher than that allowed by applicable law, then any excess interest collected will be applied to the repayment of principal and interest will be charged at the rate allowed by law.

LESSEE: Shells Seafood Restaurants, Inc.		LESSOR: Colonial Pacific Leasing Corporation, dba GE Capital Colonial Pacific Leasing

(Must be signed by Authorized Corporate Officer, Partner, or Proprietor)

/s/ Warren R. Nelson	CFO

Warren R. Nelson	(Title) C.F.O.		(Title)

(Title)

Accepted this day of , at Portland, OR

(Title)

(Title)

Lessee:	Shells Seafood Restaurants, Inc.
16313 North Dale Mabry, Suite 100
Tampa, FL 33618

RE:	Addendum to Lease Agreement No. ______________________.

It is hereby agreed that the Lease Agreement entered into by and between GE Capital Colonial Pacific Leasing, as Lessor, and the below referenced Lessee is hereby amended to include the following:

Lessee shall have the option to purchase all of the equipment described in said Lease Agreement upon the expiration of the initial lease term. The equipment may be purchased for a price that shall be $150.00, plus applicable sales tax and any other tax applicable to such sale, provided that Lessee has performed all terms and conditions of said Lease. The parties hereto have agreed that the above-referenced option to purchase represents an option to purchase at a price which the Lessee and Lessor believe represents an estimate of the fair market value which the equipment will have at the end of the lease.

LESSOR: GE Capital Colonial Pacific Leasing	LESSEE: Shells Seafood Restaurants, Inc.

BY:	BY:	/s/ Warren R. Nelson

Warren R. Nelson. C.F.O.

DATE:	BY:

DATE : 11-8-02